UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number               811-21359

Managed Duration Investment Grade Municipal Fund
(Exact name of registrant as specified in charter)

227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)

Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
 (Name and address of agent for service)

Registrant's telephone number, including area code:   (312) 827-0100

Date of fiscal year end:  July 31

Date of reporting period:  August 1, 2015 to July 31, 2016

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

Insight INVESTMENT

CEF

July 31, 2016

MZF | ANNUAL REPORT

Managed Duration Investment Grade Municipal Fund

GUGGENHEIMINVESTMENTS.COM/MZF
...YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE MANAGED DURATION
INVESTMENT GRADE MUNICIPAL FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/mzf, you will find:
•	Daily, weekly and monthly data on share prices, distributions and more
•	Portfolio overviews and performance analyses
•	Announcements, press releases and special notices and tax characteristics
Cutwater Investor Services Corp. and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	July 31, 2016

DEAR SHAREHOLDER:
We thank you for your continued investment in the Managed Duration Investment Grade Municipal Fund (the “Fund”). This report covers performance for the 12-month period ended July 31, 2016.
The Fund’s investment objective is to provide high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Under normal market conditions, the Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds of investment grade quality and will normally invest substantially all of its total assets in municipal bonds of investment-grade quality.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended July 31, 2016, the Fund provided a total return based on market price of 12.79% and a total return of 9.68% based on NAV. As of July 31, 2016, the Fund’s last closing market price of $14.62 represented a discount of 5.92% to NAV of $15.54.
Past performance is not a guarantee of future results. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
A distribution of $0.0616 was paid in the first 11 months of the period, and a distribution of $0.0535 was paid in the last month. The last distribution represents an annualized distribution rate of 4.39% based on the last closing market price of $14.62 on July 31, 2016. The Fund’s distribution rate is not constant and the amount of such distributions, which are approved and declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(c) on page 28 for more information on distributions for the period.
Cutwater Investor Services Corp. (“CISC”) serves as the Fund's Investment Adviser (“Investment Adviser” or “Adviser”), which is registered with the Securities and Exchange Commission and the Commodity Futures Trading Commission. CISC is operated and administered by Insight Investment, a leading European asset manager and one of BNY Mellon's largest investment firms. Insight is a subsidiary of BNY Mellon, a global investments company that delivers investment management and investment services in 35 countries and more than 100 markets. As of June 30, 2016, BNY Mellon had more than $29.5 trillion in assets under custody and/or administration, and $1.7 trillion in assets under management through its multi-boutique investment management business.
Guggenheim Funds Distributors, LLC (“GFD”) serves as the Servicing Agent to the Fund. GFD is part of Guggenheim Investments. Guggenheim Investments represents the investment management division of Guggenheim Partners, LLC.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 39 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the

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DEAR SHAREHOLDER (Unaudited) continued	July 31, 2016

market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.
To learn more about the Fund’s performance, we encourage you to read the Questions & Answers section, which begins on page 5 of this report. You will find information about how the Fund is managed, what affected the performance of the Fund during the 12-month period ended July 31, 2016, and Cutwater’s views on the market environment.
We appreciate your investment, and we look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at GuggenheimInvestments.com/mzf.
Sincerely,
Clifford D. Corso
Chief Executive Officer and President
Managed Duration Investment Grade Municipal Fund
August 31, 2016

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QUESTIONS & ANSWERS (Unaudited)	July 31, 2016

In the following interview, the portfolio managers discuss the market environment and the performance of the Managed Duration Investment Grade Municipal Fund (the “Fund”) for the 12-month period ended July 31, 2016. Their biographies appear immediately below.
James B. DiChiaro
Senior Portfolio Manager
Mr. DiChiaro joined Insight’s Fixed Income Group as a senior portfolio manager in January 2015, following BNY Mellon’s acquisition of Cutwater Asset Management. He originally joined Cutwater in 1999 and has worked in the financial services industry since 1998. His responsibilities include managing the firm’s municipal assets (taxable and tax-exempt) and money market portfolios. He constructs and implements portfolio strategies for a diverse client base including insurance companies, separately managed accounts and closed-end bond funds. Previously at Cutwater, Mr. DiChiaro began his career working with the Conduit Group, structuring medium-term notes for Meridian Funding Company and performing the treasury role for an MBIA sponsored asset-backed commercial paper conduit, Triple-A One Funding Corporation. Prior to that, he worked for Merrill Lynch supporting their ABS trading desk. He holds a BS degree from Fordham University and an MBA from Pace University.
Gerard Berrigan
Head of U.S. Fixed Income
Mr. Berrigan joined Insight’s Fixed Income Group as head of U.S. Fixed Income in January 2015, following BNY Mellon’s acquisition of Cutwater Asset Management. He originally joined Cutwater in June 1994 and has worked in the financial services industry since 1984 with specific experience in securities and trading. His responsibilities include overseeing all aspects of portfolio management for North America. Previously, Mr. Berrigan worked at the Federal National Mortgage Association as a member of the Portfolio Management and Treasury Groups where he developed and applied expertise in ABS, MBS and portfolio hedging. He also worked at First Boston Corp. developing and implementing investment strategies for the firm's public finance clients. He has a BS degree from Bucknell University and an MBA from Columbia University. He holds Series 7 and 63 licenses from the Financial Industry Regulatory Authority (FINRA).
Jason Celente, CFA
Senior Portfolio Manager
Mr. Celente joined Insight's Fixed Income Group as a senior portfolio manager in January 2015, following BNY Mellon's acquisition of Cutwater Asset Management. He originally began his financial services career at Cutwater in 1997 and has been part of the investment management team since 1999. His responsibilities include participating in biweekly corporate credit and portfolio strategy meetings and then implementing those strategies by determining credit selection and sector allocation. Prior to this, Mr. Celente

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QUESTIONS & ANSWERS (Unaudited) continued	July 31, 2016

was an investment accountant for Cutwater's asset-liability portfolios and short-term mutual funds. He has a BS degree from Colgate University and an MBA from the Stern School of Business at New York University. He holds Series 7 and 63 licenses from the Financial Industry Regulatory Authority (FINRA) and is a CFA charterholder.
Please provide an overview of the economy and the municipal market during the 12-month period ended July 31, 2016.
The municipal market was supported by a positive U.S. economy over the period, even though U.S. gross domestic product has struggled to keep above 1%. The second quarter report (1.2%) was led by a strong increase in consumption, and thanks to a stronger consumer, residential investment is growing. While payroll growth has slowed, it is fast enough to eat into labor market slack. We expect a moderate increase in inflation over the next 12 months towards 1.8-2%, driven in large part by a further rise in health care prices. State and local spending should also contribute positively to growth over the remainder of the year thanks to election-related spending. Rising home prices are supportive of local tax revenue.
The U.S. Federal Reserve (the “Fed”) remains a major factor in markets. In December, the Federal Open Market Committee (“FOMC”) of the Fed raised rates for the first time in over a decade. Somewhat surprisingly, interest rates did not move abruptly higher after the rate hike; in fact, longer yields stayed steady, and then generally declined through the end of the period, as the FOMC held rates unchanged through the end of July.
The consequences of the Brexit vote were minimal for the municipal bond market. The referendum vote should not have a significant impact on the U.S. domestic economy, with little or no reverberations down to state and local governments. In Europe and Japan, policymakers are waiting for incoming data to support a sustained expansion, or take more action as conditions worsen. The U.S. should benefit in either case, given its relatively strong economy and, should further quantitative easing or negative yields abroad persist, the potential for foreign capital to flood into the U.S. in search of higher relative yields. Already, foreign demand for tax-exempt debt has contributed to the all-time record low yields offered by the tax-exempt municipal bond market.
Many states are adequately positioned to deal with short-term economic downturns. States have done an admirable job of reducing expenses over the last five years, specifically within the education sector, and many issuers have built substantial reserve fund balances. Also helping the cause has been the reluctance of tax-supported entities to issue debt despite the low interest rate environment. There are, however, a handful of states that find themselves continually combatting large unfunded pension obligations, which are arguably increasing as investment yields decrease.
Puerto Rico defaulted on its general obligation debt on July 1. This default was symbolic in that it was a major default within the general obligation sector, a sector that has been regarded as a safe haven within the municipal market. Puerto Rico was an extreme situation epitomized by an economy that has been in a decade-long secular decline. We would not suggest that this default is a “canary in a coal mine” nor would we draw any conclusions with respect to Illinois as bankruptcy laws and the

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QUESTIONS & ANSWERS (Unaudited) continued	July 31, 2016

willingness and the ability to pay varies from state to state. We expect default activity to be muted within the municipal sector.
The market continues to be buoyed by strong municipal mutual fund demand, positive for 40 weeks, but which has driven rates and spreads lower. Supply year to date has exceeded $260 billion, modestly below last year’s issuance, but which, along with steady demand, should continue to support the broader tax-exempt market. Refunding activity continues to constitute about 60% of issuance.
How did the Fund perform in this market environment?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended July 31, 2016, the Fund provided a total return based on market price of 12.79% and a total return of 9.68% based on NAV. As of July 31, 2016, the Fund’s last closing market price of $14.62 represented a discount of 5.92% to NAV of $15.54. As of July 31, 2015, the Fund’s last closing market price of $13.66 represented a discount of 8.14% to NAV of $14.87.
Past performance is not a guarantee of future results. The market value and NAV of the Fund’s shares fluctuate from time to time, and the Fund’s market value may be higher or lower than its NAV. The NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
A distribution of $0.0616 was paid in the first 11 months of the period, and a distribution of $0.0535 was paid in the last month. The last distribution represents an annualized distribution rate of 4.39% based on the last closing market price of $14.62 on July 31, 2016. The Fund’s distribution rate is not constant and the amount of such distributions, which are approved and declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(c) on page 28 for more information on distributions for the period.
What stood out about the Fund’s performance for the period?
The NAV of the Fund returned 9.68%, compared with 6.94% for the Barclays Municipal Index. Longer-maturity bonds outperformed during the period, along with bonds with an A or BBB rating.
The tax-exempt yield curve underwent a massive flattening over the period. The FOMC raised its target short-term interest rate in December for the first time in nearly a decade, which led to a modest increase in short-term rates. Later in the period, the UK referendum vote to leave the European Union coupled with unprecedented accommodative monetary policy from many global central banks inspired a flight-to-quality rally that generally benefitted the long-end of the U.S. yield curve. Municipal securities generally followed suit, and dramatically lower yields on 10-year and 30-year municipal bonds did not slow the inflow of cash into this asset class.
The Fund continues to maintain a barbelled duration position and did so throughout the period. Despite the meaningful flattening of the interest rate curve over the last 12-months, the Adviser believes the curve will continue to flatten. Approximately 25% of global sovereign debt is negative-yielding, which will likely continue to inspire investors to target long maturity U.S. fixed-income

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QUESTIONS & ANSWERS (Unaudited) continued	July 31, 2016

securities. Market-based expectations indicate a roughly a 50% probability of a FOMC rate hike by the end of the year, and that, coupled with high global demand for long duration assets, validates our expectation for a flatter interest rate curve. These themes led the Adviser to maintain an overweight position to floating-rate securities in the Fund during the period; however, the long (30-year) part of the barbell was the most beneficial for the Fund’s performance throughout the period.
The Fund’s down-in-quality-rated (A and BBB) securities generally outperformed their higher-quality counterparts. From a sector perspective, corporate-backed industrial development bonds and transportation bonds were top performers, returning 8.22% and 7.98%, respectively. The Fund’s top overweight, the health care sector, also performed well during the period and returned 7.73%. So, the Fund’s top sector allocations were generally beneficial for performance during the period. The Adviser cautions that the corporate-backed sector is highly correlated to credit-spread movements within the taxable market. This sector was negatively impacted in the second half of 2015 and during the first quarter of 2016 by the abrupt decrease in commodity prices and concerns surrounding the strength of the global economy.
Detracting from the Fund’s performance was its investment in corporate-backed securities linked to United States Steel, Consul Energy, and Marathon Oil. The Fund was indirectly exposed to commodity prices with positions in these securities.
The Fund’s overweight to floating-rate securities detracted from performance as well. Although the FOMC increased its target rate during the period, the market has since discounted the probability of multiple rate hikes in the future, given the diverging monetary policy between the U.S. and the rest of the developed world. Although there was an increase in the coupon rate of these floating-rate securities, the low duration offered by these securities drove their underperformance relative to the index. Some points along the interest rate curve reached new all-time lows. Floating-rate securities generally seek to preserve capital during periods where interest rates gradually increase.
Within the education sector the Fund has floating-rate exposure to the State of New Jersey that was negative for performance during the period. The State of New Jersey has a large unfunded pension balance, and the lack of progress in addressing it resulted in credit spread pressure.
How did the Fund’s positioning change over the period?
Average credit quality was mostly unchanged during the period, but the Fund did reduce its holdings of AAA rated prerefunded securities in favor of AA and A rated health care, transportation, and, to a lesser degree, higher education securities at higher yields. The low-interest-rate environment has encouraged many issuers to refund or prerefund previously issued debt. Some of that debt is now collateralized with U.S. Treasury securities. Prerefunded securities are generally a source of “dry powder” for the Fund, and these high-quality securities can be liquidated in short order to fund the purchase of more attractive securities when opportunities present themselves.
The Fund increased its exposure to the health care and transportation sectors during the period. The transportation sector is somewhat cyclical and inversely correlated to oil prices. Health care spreads did widen during certain months of the period, and the Fund used this as an opportunity to add to exposure to the sector at attractive levels.

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QUESTIONS & ANSWERS (Unaudited) continued	July 31, 2016

The Fund’s allocation to general obligation bonds decreased during the period. The Adviser opted to sell the general obligation debt of both the states of Illinois and Pennsylvania. Both states have come under pressure due to their large unfunded pension balances and lack of progress in addressing the issue.
Any comment on duration?
The Fund maintained a duration that was shorter than or in-line with the benchmark throughout the 12-month period, which was a modest drag on performance, as longer-maturity yields significantly decreased.
What effect did the Fund’s leverage have on Fund return?
The Fund utilizes leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
Leverage adds to performance only when the cost of leverage is less than the total return generated by investments. The use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage may cause greater changes in the Fund’s NAV and returns than if financial leverage had not been used.
As of July 31, 2016, the Fund maintained leverage of about 40% in the form of Auction Market Preferred Shares. Since the Fund’s NAV return was greater than the cost of leverage during the period, leverage was a contributor to the Fund’s total return.
Do you have any other comments on the municipal market?
Municipal fundamentals are highly correlated to the performance of the domestic economy and continue to trend upward alongside the robust domestic employment market. Most states and local governments continue to see increases in revenues from their tax base and sufficient liquidity to balance their annual budgets. The few struggling issuers have yet to make progress in addressing their unfunded pension obligations, which may lead to additional rating agency downgrades. It does not appear to be popular within these states and local governments to raise taxes to cover pensions as they seemingly prefer to tap into cash from other parts of their budgets. The healthier issuers are beginning to allocate funds towards rebuilding infrastructure, especially schools and highways.
While we see the domestic economy continuing to grow, we expect inflation to be muted, and volatile financial conditions could spur a deferral of rate increases. We continue to focus on the global economy and any consequences resulting from the Brexit vote. Currency wars, negative yields, and the U.S. elections have our attention, as does the FOMC, which has indicated at least one more rate hike during 2016 according to the target level as indicated by their dots. We remain constructive on the U.S. economy for the remainder of 2016 and early 2017 and continue to expect a gradual rate-hiking cycle.

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QUESTIONS & ANSWERS (Unaudited) continued	July 31, 2016

Important Disclosures
Past performance is not a guide to future performance. The value of investments and any income from them will fluctuate and is not guaranteed and investors may not get back the amount invested.
Performance comparisons will be affected by changes in interest rates. Investment returns fluctuate due to changes in market conditions. Investment involves risk, including the possible loss of principal. No assurance can be given that the performance objectives of a given strategy will be achieved. The information contained herein has been obtained from sources believed to be reliable; however, no representation is made regarding its accuracy or completeness. This document must not be used for the purpose of an offer or solicitation in any jurisdiction or in any circumstances in which such offer or solicitation is unlawful or otherwise not permitted.
Investment advisory services in North America are provided through four different investment advisers registered with the Securities and Exchange Commission (SEC), using the brand Insight Investment: Cutwater Asset Management Corp. (CAMC), Cutwater Investor Services Corp. (CISC), Insight North America LLC (INA) and Pareto Investment Management Limited (PIML). The North American investment advisers are associated with other global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as “Insight” or “Insight Investment”.
The investment adviser providing these advisory services is Cutwater Investor Services Corp. (CISC) (the “Investment Adviser” or “Adviser”), an investment adviser registered with the SEC, under the Investment Advisers Act of 1940, as amended, and is also registered with the Commodity Futures Trading Commission (CFTC) as a Commodity Trading Adviser and Commodity Pool Adviser. Registration with the SEC or the CFTC does not imply a certain level of skill or training. You may request, without charge, additional information about Insight.
Moreover, specific information relating to Insight’s strategies, including investment advisory fees, may be obtained from CISC’s Form ADV Part 2A, which is available without charge upon request.
Index Definitions
Information about the index shown here is provided to allow for comparison of the performance of the strategy to that of a certain well-known and widely recognized index. There is no representation that such an index is an appropriate benchmark for such comparison. You cannot invest directly in an index and the index represented does not take into account trading commissions and/or other brokerage or custodial costs. The volatility of the index may be materially different from that of the strategy. In addition, the strategy's holdings may differ substantially from the securities that comprise the index shown.
The Barclays Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s Investor Services, Inc., Standard & Poor’s Rating Group, or Fitch Ratings, Inc.

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QUESTIONS & ANSWERS (Unaudited) continued	July 31, 2016

Risks and Other Considerations
Unless otherwise stated, the source of information is Insight. Any forecasts or opinions are Insight’s own at the date of this document (or as otherwise specified) and may change. Material in this publication is for general information only and is not advice, investment advice, or the recommendation of any purchase or sale of any security. Insight makes no implied or expressed recommendations concerning the manner in which the Fund should or would be handled, as appropriate investment strategies depend upon specific investment guidelines and objectives and should not be construed to be an assurance that any particular security in a strategy will remain in any fund, account, or strategy, or that a previously held security will not be repurchased. It should not be assumed that any of the security transactions or holdings referenced herein have been or will prove to be profitable or that future investment decisions will be profitable or will equal or exceed the past investment performance of the securities listed. Insight does not provide tax or legal advice to its clients and all investors are strongly urged to consult their tax and legal advisors regarding any potential strategy or investment.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.
There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objectives. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the risks carefully.
Please see guggenheiminvestments.com/mzf for a detailed discussion of the Fund’s risks and considerations.
Insight and MBSC Securities Corporation are subsidiaries of BNY Mellon. MBSC is a registered broker and FINRA member. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation and may also be used as a generic term to reference the Corporation as a whole or its various subsidiaries generally. Products and services may be provided under various brand names and in various countries by subsidiaries, affiliates and joint ventures of The Bank of New York Mellon Corporation where authorized and regulated as required within each jurisdiction. Unless you are notified to the contrary, the products and services mentioned are not insured by the FDIC (or by any governmental entity) and are not guaranteed by or obligations of The Bank of New York Mellon Corporation or any of its affiliates. The Bank of New York Mellon Corporation assumes no responsibility for the accuracy or completeness of the above data and disclaims all expressed or implied warranties in connection therewith.
© 2016 Insight Investment. All rights reserved.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 11

FUND SUMMARY (Unaudited)	July 31, 2016

Fund Statistics
Symbol on New York Stock Exchange	MZF
Initial Offering Date	August 27, 2003
Share Price	$14.62
Net Asset Value	$15.54
Yield on Closing Market Price	4.39%
Taxable Equivalent Yield on Closing Market Price[1]	7.76%
Monthly Distribution Per Common Share[2]	$0.0535
Leverage[3]	39%
Percentage of total investments subject to alternative minimum tax	11.2%
1 Taxable equivalent yield is calculated assuming a 43.4% federal income tax bracket.
2 Monthly distribution is subject to change.
3 As a percentage of total investments.
AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED JULY 31, 2016
	One	Three	Five	Ten	Since
	Year	Year	Year	Year	Inception
Managed Duration
Investment Grade
Municipal Fund
NAV	9.68%	10.19%	8.12%	6.84%	6.38%
Market	12.79%	11.76%	8.00%	8.23%	5.92%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/mzf. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

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FUND SUMMARY (Unaudited) continued	July 31, 2016

*Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as S&P, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. US Treasury securities and US Government Agency securities are not rated but deemed to be equivalent to securities rated AA+/Aaa.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 13

PORTFOLIO OF INVESTMENTS		July 31, 2016

	Shares	Value
SHORT TERM INVESTMENTS† – 2.2%
JPMorgan Tax Free Money Market, 0.01%[1]	2,346,989	$ 2,346,989
Total Short Term Investments
(Cost $2,346,989)		2,346,989

	Face
	Amount	Value
MUNICIPAL BONDS†† – 168.2%
California – 23.9%
Hartnell Community College District General Obligation Unlimited
0.00% due 08/01/42[2]	$12,640,000	$ 4,416,289
Northern California Gas Authority No. 1 Revenue Bonds
1.15% due 07/01/27[3]	3,760,000	3,415,809
Sacramento County Sanitation Districts Financing Authority, (AGC-ICC FGIC)
0.98% due 12/01/35[3]	3,500,000	3,255,629
Los Angeles Unified School District
5.00% due 01/01/34	2,525,000	2,811,739
California Statewide Communities Development Authority
1.21% due 04/01/36[3]	2,500,000	2,151,525
Bay Area Toll Authority
1.69% due 04/01/36[3]	2,000,000	2,034,640
California Health Facilities Financing Authority
5.88% due 08/15/31	1,500,000	1,791,645
San Bernardino City Unified School District, (AGM)
5.00% due 08/01/28	1,000,000	1,196,350
California Pollution Control Financing Authority, AMT
5.00% due 07/01/30[4]	1,000,000	1,147,810
San Diego Unified School District General Obligation Unlimited
0.00% due 07/01/38[2]	3,145,000	1,146,384
Los Angeles County Public Works Financing Authority
4.00% due 08/01/42	1,000,000	1,083,600
Desert Community College District General Obligation Unlimited, (AGM)
0.00% due 08/01/46[2]	3,750,000	764,888
Total California		25,216,308
Texas – 17.2%
North Texas Tollway Authority Revenue Bonds
5.00% due 01/01/45	2,500,000	2,956,850
5.63% due 01/01/18[5]	1,775,000	1,900,138
5.00% due 01/01/24	500,000	621,115
5.63% due 01/01/33	225,000	239,675
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
5.00% due 10/01/43	2,000,000	2,294,820
5.00% due 11/15/52	940,000	1,095,222
Matagorda County Navigation District No. 1, AMT, (AMBAC)
5.13% due 11/01/28	2,515,000	3,213,667

See notes to financial statements.

14 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 168.2% (continued)
Texas – 17.2% (continued)
Lower Colorado River Authority Revenue Bonds
6.25% due 05/15/18[5]	$ 2,000,000	$ 2,201,255
San Leanna Educational Facilities Corp.
5.13% due 06/01/17[5]	2,100,000	2,179,233
Fort Bend County Industrial Development Corp.
4.75% due 11/01/42	1,000,000	1,109,150
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds, (AGC)
5.75% due 07/01/18	335,000	356,685
Total Texas		18,167,810
Florida – 10.3%
Miami-Dade County Educational Facilities Authority
5.00% due 04/01/42	2,000,000	2,324,960
School Board of Miami-Dade County Certificate Of Participation, (AGC)
5.38% due 02/01/19[5]	1,500,000	1,675,875
JEA Water & Sewer System Revenue
4.00% due 10/01/41	1,500,000	1,542,105
Town of Davie FL
6.00% due 04/01/42	1,000,000	1,246,150
Tampa-Hillsborough County Expressway Authority Revenue Bonds
5.00% due 07/01/42	1,000,000	1,152,590
County of Broward FL, AMT, (AGM)
5.00% due 04/01/38	1,000,000	1,142,600
Seminole Indian Tribe of Florida
5.25% due 10/01/27[4]	1,000,000	1,038,500
Mid-Bay Bridge Authority Revenue Bonds
5.00% due 10/01/40	625,000	747,681
Total Florida		10,870,461
Louisiana – 9.1%
Louisiana Local Government Environmental Facilities & Community Development Authority
6.75% due 11/01/32	3,000,000	3,212,370
State of Louisiana Gasoline & Fuels Tax Revenue
5.00% due 05/01/43	1,600,000	1,871,680
Louisiana Public Facilities Authority Revenue Bonds
3.50% due 06/01/30	1,200,000	1,260,372
Lafayette Consolidated Government Revenue Bonds, (AGM)
5.00% due 11/01/31	1,000,000	1,205,170
Louisiana Public Facilities Authority, Hospital Revenue
5.25% due 11/01/30	1,000,000	1,132,900
Louisiana Public Facilities Authority Revenue Bonds, (AGM)
5.00% due 06/01/42	800,000	942,952
Total Louisiana		9,625,444

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS continued	July 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 168.2% (continued)
Illinois – 9.0%
Metropolitan Pier & Exposition Authority
5.00% due 06/15/42	$ 2,000,000	$ 2,202,340
City of Chicago IL O'Hare International Airport Revenue
5.50% due 01/01/31	1,750,000	2,047,675
Illinois Finance Authority, Roosevelt University Revenue
5.50% due 04/01/37	2,000,000	2,022,540
Railsplitter Tobacco Settlement Authority
6.00% due 06/01/28	1,000,000	1,195,390
Illinois Finance Authority, Rush University Medical Center Revenue
6.38% due 05/01/19[5]	1,000,000	1,156,950
Chicago O'Hare International Airport Revenue Bonds, AMT
5.00% due 01/01/35	750,000	871,650
Total Illinois		9,496,545
Pennsylvania – 8.9%
Pennsylvania Higher Educational Facilities Authority
6.00% due 08/15/18[5]	1,000,000	1,109,180
5.00% due 05/01/37	1,000,000	1,036,280
Delaware River Port Authority
5.00% due 01/01/27	1,500,000	1,715,100
County of Allegheny Pennsylvania General Obligation Unlimited, (AGM)
1.06% due 11/01/26[3]	1,750,000	1,698,078
City of Philadelphia PA, General Obligation, (AGC)
5.38% due 08/01/30	1,110,000	1,247,307
County of Lehigh PA
4.00% due 07/01/43	1,000,000	1,059,340
City of Philadelphia PA, General Obligation
5.88% due 08/01/16[5]	1,000,000	1,000,000
State Public School Building Authority Revenue Bonds
5.00% due 04/01/32	500,000	538,460
Total Pennsylvania		9,403,745
Massachusetts – 7.7%
Massachusetts Bay Transportation Authority Revenue Bonds
0.00% due 07/01/32[2]	4,000,000	2,659,120
Massachusetts Educational Financing Authority, AMT
4.70% due 07/01/26	905,000	973,889
5.38% due 07/01/25	665,000	748,571
Commonwealth of Massachusetts, General Obligation (BHAC-CR FGIC)
1.08% due 05/01/37[3]	1,800,000	1,688,796
Massachusetts Health & Educational Facilities Authority
6.25% due 07/01/30	1,000,000	1,151,500
Massachusetts Housing Finance Agency Revenue Bonds, AMT
5.10% due 12/01/27	950,000	972,173
Total Massachusetts		8,194,049

See notes to financial statements.

16 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 168.2% (continued)
New York – 7.6%
Metropolitan Transportation Authority
5.00% due 11/15/43	$ 2,000,000	$ 2,379,340
Triborough Bridge & Tunnel Authority Revenue Bonds
0.00% due 11/15/31[2]	2,750,000	1,828,008
New York State Dormitory Authority
5.00% due 07/01/32	1,000,000	1,138,330
5.25% due 07/01/17[5]	400,000	417,136
Troy Industrial Development Authority
5.00% due 09/01/31	1,000,000	1,155,660
New York City Water & Sewer System Revenue Bonds
5.00% due 06/15/45	930,000	1,100,078
Total New York		8,018,552
Arizona – 7.5%
Arizona Health Facilities Authority Revenue Bonds
1.24% due 01/01/37[3]	3,500,000	3,195,745
Arizona Health Facilities Authority
2.29% due 02/01/48[3]	2,000,000	2,037,160
Glendale Municipal Property Corp.
5.00% due 07/01/33	1,250,000	1,471,275
Phoenix Industrial Development Authority
5.25% due 06/01/34	1,000,000	1,181,540
Total Arizona		7,885,720
Michigan – 6.8%
Michigan State Building Authority Revenue Bonds
5.00% due 04/15/36	2,500,000	3,061,775
Michigan Finance Authority Revenue Bonds
5.00% due 11/01/44	1,000,000	1,188,810
5.00% due 07/01/44	1,030,000	1,177,208
Michigan Finance Authority, Revenue
5.00% due 12/01/31	1,000,000	1,175,750
Detroit Wayne County Stadium Authority Revenue Bonds, (AGM)
5.00% due 10/01/26	500,000	569,115
Total Michigan		7,172,658
New Jersey – 6.5%
New Jersey Economic Development Authority
2.04% due 03/01/28[3]	3,000,000	2,704,350
5.00% due 07/01/32	500,000	489,245
New Jersey Transportation Trust Fund Authority
5.00% due 06/15/42	1,750,000	1,915,253
New Jersey Health Care Facilities Financing Authority
5.75% due 07/01/19[5]	1,500,000	1,714,620
Total New Jersey		6,823,468

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS continued	July 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 168.2% (continued)
Iowa – 4.6%
Iowa Tobacco Settlement Authority
5.60% due 06/01/34	$ 2,000,000	$ 2,017,860
Iowa Higher Education Loan Authority
5.50% due 09/01/25	1,500,000	1,635,660
Iowa Finance Authority
5.00% due 08/15/29	1,090,000	1,260,879
Total Iowa		4,914,399
Tennessee – 4.5%
Knox County Health Educational & Housing Facility Board
5.25% due 04/01/27	2,500,000	2,568,625
Metropolitan Nashville Airport Authority Revenue Bonds, AMT
5.00% due 07/01/43	1,310,000	1,541,516
Metropolitan Nashville Airport Authority
5.20% due 07/01/26	560,000	604,055
Total Tennessee		4,714,196
Connecticut – 4.3%
City of Bridgeport Connecticut General Obligation Unlimited, (AGM)
5.00% due 10/01/25	2,535,000	3,119,977
Connecticut State Health & Educational Facility Authority Revenue Bonds
5.00% due 07/01/45	1,250,000	1,474,150
Total Connecticut		4,594,127
Wyoming – 3.8%
County of Sweetwater WY, AMT
5.60% due 12/01/35	4,000,000	4,014,039
Washington – 3.3%
Spokane Public Facilities District
5.00% due 12/01/38	1,000,000	1,162,130
Washington Higher Education Facilities Authority
5.25% due 04/01/43	1,000,000	1,155,790
Tes Properties
5.63% due 06/01/19[5]	1,000,000	1,137,350
Total Washington		3,455,270
Ohio – 3.2%
American Municipal Power, Inc.
5.00% due 02/15/42	2,000,000	2,332,180
Ohio Air Quality Development Authority
5.63% due 06/01/18	1,000,000	1,041,770
Total Ohio		3,373,950
Vermont – 2.8%
Vermont Student Assistance Corp., AMT
3.76% due 12/03/35[3]	2,800,000	3,003,196

See notes to financial statements.

18 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 168.2% (continued)
Mississippi – 2.7%
State of Mississippi Revenue Bonds
5.00% due 10/15/35	$ 1,500,000	$ 1,780,680
County of Warren MS
6.50% due 09/01/32	1,000,000	1,110,620
Total Mississippi		2,891,300
Wisconsin – 2.3%
Wisconsin Health & Educational Facilities Authority
5.00% due 11/15/16[5]	1,250,000	1,266,225
WPPI Energy Revenue Bonds
5.00% due 07/01/37	1,000,000	1,172,990
Total Wisconsin		2,439,215
Alabama – 2.2%
Alabama Special Care Facilities Financing Authority-Birmingham Alabama
Revenue Bonds
5.00% due 06/01/32	2,000,000	2,374,640
Colorado – 2.2%
City & County of Denver CO Airport System Revenue
5.00% due 11/15/43	1,000,000	1,177,870
Colorado Health Facilities Authority
5.25% due 01/01/45	1,000,000	1,146,000
Total Colorado		2,323,870
Kentucky – 2.1%
County of Owen KY, Waterworks System Revenue
5.63% due 09/01/39	1,000,000	1,101,370
Kentucky Economic Development Finance Authority
5.63% due 08/15/27	1,000,000	1,087,560
Total Kentucky		2,188,930
District of Columbia – 1.9%
District of Columbia Housing Finance Agency, AMT, (FHA)
5.10% due 06/01/37	1,970,000	2,014,601
Delaware – 1.6%
Delaware State Economic Development Authority
5.40% due 02/01/31	1,500,000	1,715,955
Nevada – 1.6%
Las Vegas Valley Water District
5.00% due 06/01/31	1,435,000	1,677,515
Rhode Island – 1.4%
Rhode Island Convention Center Authority, (Assured Gty) (AGC)
5.50% due 05/15/27	1,300,000	1,464,762

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS continued	July 31, 2016

	Face
	Amount	Value
MUNICIPAL BONDS†† – 168.2% (continued)
Virginia – 1.3%
Washington County Industrial Development Authority
7.50% due 07/01/29	$ 1,250,000	$ 1,417,350
Arkansas – 1.3%
Arkansas Development Finance Authority Revenue Bonds
1.99% due 09/01/44[3]	1,400,000	1,399,244
Alaska – 1.1%
City of Anchorage Alaska Electric Revenue Revenue Bonds
5.00% due 12/01/41	1,000,000	1,191,840
South Carolina – 1.1%
South Carolina Public Service Authority Revenue Bonds
5.00% due 12/01/48	1,000,000	1,169,330
Hawaii – 1.1%
Hawaii Pacific Health
5.63% due 07/01/30	1,000,000	1,161,900
New Hampshire – 1.1%
New Hampshire Health & Education Facilities Authority
5.00% due 01/01/34	1,000,000	1,158,120
Oklahoma – 1.1%
Oklahoma Development Finance Authority
5.00% due 02/15/34	1,000,000	1,144,000
West Virginia – 0.6%
West Virginia Economic Development Authority Revenue Bonds, AMT
2.88% due 12/15/26	600,000	603,516
Maryland – 0.5%
Maryland Economic Development Corp.
5.75% due 09/01/25	500,000	488,590
Total Municipal Bonds
(Cost $162,028,535)		177,768,615
Total Investments – 170.4%
(Cost $164,375,524)		$180,115,604
Preferred Shares – (65.7)%		(69,450,000)
Other Assets & Liabilities, net – (4.7)%		(4,983,533)
Total Net Assets – 100.0%		$105,682,071

See notes to financial statements.

20 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS continued	July 31, 2016

†	Value determined based on Level 1 inputs — See Note 2.
††	Value determined based on Level 2 inputs — See Note 2.
1	Rate indicated is the 7-day yield as of July 31, 2016.
2	Zero coupon rate security.
3	Variable rate security. Rate indicated is rate effective at July 31, 2016.
4	Security is a 144A or Section 4(a)(2) security. The total market value of 144A or Section 4(a)(2)
securities is $2,186,310 (cost $2,030,693), or 2.1% of total net assets. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
5	The bond is prerefunded. U.S. government or U.S. government agency securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date and price indicated
under the Optional Call Provisions.

AGC	Insured by Assured Guaranty Corporation
AGM	Insured by Assured Guaranty Municipal Corporation
AMBAC	Insured by Ambac Assurance Corporation
AMT	Income from this security is a preference item under the Alternative Minimum Tax
FGIC	Insured by Financial Guaranty Insurance Company
FHA	Guaranteed by Federal Housing Administration

The following table summarizes the inputs used to value the Fund's investments at July 31, 2016 (See Note 2 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets:
Municipal Bonds	$–	$177,768,615	$–	$177,768,615
Short Term Investments	2,346,989	–	–	2,346,989
Total	$2,346,989	$177,768,615	$–	$180,115,604

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended July 31, 2016, there were no transfers between levels.
See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS continued	July 31, 2016

*As a percentage of long-term investments.

*As a percentage of long-term investments.
Portfolio composition and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/mzf. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

*As a percentage of long-term investments.
See notes to financial statements.

22 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	July 31, 2016

ASSETS:
Investments, at value	$180,115,604
Receivables:
Interest	1,536,294
Cash	55,000
Other assets	9,969
Total assets	181,716,867
LIABILITIES:
Payable for:
Investments purchased	6,290,245
Professional fees	73,140
Distributions – preferred shareholders	54,506
Investment advisory fees	44,601
Listing fees	36,609
Servicing agent fees	29,694
Fund accounting fees	19,232
Printing fees	18,262
Administration fees	3,698
Trustees’ fees and expenses*	3,408
Transfer agent fees	1,789
Custodian fees	1,690
Other liabilities	7,922
Total liabilities	6,584,796
PREFERRED SHARES, at redemption value:
$0.001 par value per share; 2,778 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share
liquidated preference	69,450,000
NET ASSETS	$105,682,071
NET ASSETS CONSIST OF:
Common shares, $0.001 par value per share; unlimited shares of shares
authorized, 6,800,476 shares issued and outstanding	$6,800
Additional paid-in capital	95,057,477
Distributions in excess of net investment income	(106,011)
Accumulated net realized loss on investments	(5,016,275)
Net unrealized appreciation on investments	15,740,080
NET ASSETS	$105,682,071
Shares outstanding ($0.01 par value with unlimited amount authorized)	6,800,476
Net asset value, offering price and repurchase price per share	$15.54
Investments in securities, at cost	164,375,524
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(1a) of the 1940 Act.

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 23

STATEMENT OF OPERATIONS	July 31, 2016
For the Year Ended July 31, 2016

INVESTMENT INCOME:
Interest	$7,077,849
EXPENSES:
Investment advisory fees	670,532
Servicing fees	447,022
Professional fees	120,161
Auction agent fees – preferred shares	119,553
Fund accounting fees	65,965
Trustees' fees and expenses*	54,802
Administration fees	47,281
Printing fees	31,513
Listing fees	23,790
Transfer agent fees	20,487
Custodian fees	9,627
Insurance	9,083
Other expenses	6,378
Total expenses	1,626,194
Investment advisory fees waived	(154,738)
Servicing fees waived	(103,159)
Net expenses	1,368,297
Net investment income	5,709,552
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on:
Investments	(124,994)
Net change in unrealized appreciation (depreciation) on:
Investments	5,062,442
Net realized and unrealized gain	4,937,448
Distributions to Auction Market Preferred Shareholders from
Net Investment Income	(1,097,271)
Net increase in net assets applicable to common shareholders
resulting from operations	$9,549,729
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

24 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	July 31, 2016

	Year Ended	Year Ended
	July 31, 2016	July 31, 2015
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,709,552	$5,999,448
Net realized gain (loss) on investments	(124,994)	29,630
Net change in unrealized appreciation
on investments	5,062,442	1,054,933
Net increase in net assets resulting from operations	10,647,000	7,084,011
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
Net investment income	(1,097,271)	(962,743)
Net increase in net assets applicable to common shareholders
resulting from operations	9,549,729	6,121,268
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(4,761,281)	(5,142,520)
Return of capital	(210,547)	–
Total distributions	(4,971,828)	(5,142,520)
Net increase in net assets	4,577,901	978,748
NET ASSETS:
Beginning of period	101,104,170	100,125,422
End of period	$105,682,071	$101,104,170
Distributions in excess of net investment income	$(106,011)	$(34,780)

See notes to financial statements.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 25

FINANCIAL HIGHLIGHTS					July 31, 2016

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	July 31,	July 31,	July 31,	July 31,	July 31,
	2016	2015	2014	2013	2012
Per Share Data:
Net asset value, beginning of period	$14.87	$14.72	$13.61	$15.41	$14.02
Income from investment operations:
Net investment income(a)	0.84	0.88	0.95	1.02	1.09
Net gain (loss) on investments (realized and unrealized)	0.72	0.17	1.13	(1.74)	1.43
Distributions to preferred shareholders from net investment
income (common share equivalent basis)	(0.16)	(0.14)	(0.13)	(0.14)	(0.14)
Total from investment operations	1.40	0.91	1.95	(0.86)	2.38
Less distributions from:
Net investment income	(0.70)	(0.76)	(0.84)	(0.94)	(0.99)
Return of capital	(0.03)	–	–	–	–
Total distributions	(0.73)	(0.76)	(0.84)	(0.94)	(0.99)
Net asset value, end of period	$15.54	$14.87	$14.72	$13.61	$15.41
Market value, end of period	$14.62	$13.66	$13.57	$12.46	$16.21
Total Return(b)
Net asset value	9.68%	6.19%	14.87%	-6.01%	17.50%
Market value	12.79%	6.43%	16.29%	-18.13%	28.56%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$105,682	$101,104	$100,125	$92,573	$104,622
Preferred shares, at redemption value ($25,000 per share
liquidation preference) (thousands)	$69,450	$69,450	$69,450	$69,450	$69,450
Preferred shares asset coverage per share	$63,043	$61,395	$61,042	$58,324	$62,661
Ratio to average net assets of:
Net investment income(c)	5.57%	5.85%	6.86%	6.70%	7.38%
Expenses (including interest expense and net of fee waivers)(c)(d)	1.34%	1.35%	1.40%	1.33%	1.36%
Expenses (including interest expense and excluding fee waivers)(c)(d)	1.59%	1.60%	1.66%	1.58%	1.62%
Portfolio turnover rate(e)	14%	12%	15%	23%	15%

(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Calculated on the basis of income and expense applicable to both common and preferred shares relative to average net assets of common shareholders.
(d)	The impact of interest expense is less than 0.01%.
(e)	Portfolio turnover is not annualized for periods less than one year.

See notes to financial statements.

26 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	July 31, 2016

Note 1 – Organization:
The Managed Duration Investment Grade Municipal Fund (the “Fund”) was organized as a Delaware statutory trust on May 20, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to provide its common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility. Prior to commencing operations on August 27, 2003, the Fund had no operations other than matters relating to its organization and registration and the sale and issuance of 6,981 common shares of beneficial interest to MBIA Capital Management Corp. (now known as Cutwater Investor Services Corp.).
Note 2 – Accounting Policies:
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to Cutwater’s valuation committee (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities or other assets.
The municipal bonds and preferred shares in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund uses the valuations of portfolio securities furnished by a pricing service approved by the Board. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Cutwater Investor Services Corp. (the “Adviser”), pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s) “fair value.” Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2016

(iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).
There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).
The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs as described above. The Fund did not have any Level 3 securities during the year ended July 31, 2016.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Interest income, including the amortization of premiums and accretion of discount, is accrued daily.
(c) Dividends and Distributions
The Fund declares and pays on a monthly basis dividends from net investment income to common shareholders. Distributions of net realized capital gains, if any, will be paid at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 6.
(d) Inverse Floating Rate Investments and Floating Rate Note Obligations
Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retains all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

28 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2016

The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust. For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis. The Fund did not invest in inverse floating rate securities during the year ended July 31, 2016.
(e) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Agreements:
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Adviser and the Fund, the Adviser is responsible for the daily management of the Fund’s portfolio, which includes buying and selling securities for the Fund, as well as investment research, subject to the direction of the Fund’s Board. The Advisory Agreement provides that the Fund shall pay to the Adviser a monthly fee for its services at the annual rate of 0.39% of the sum of the Fund’s average daily managed assets. (“Managed Assets” represent the Fund’s total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage.) The Adviser contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the annual rate of 0.09% of the Fund’s average daily Managed Assets.
On January 2, 2015, BNY Mellon acquired Cutwater Asset Management. As a result of this acquisition, the Adviser became an indirect wholly-owned subsidiary of BNY Mellon.
Pursuant to a Servicing Agreement, Guggenheim Funds Distributors, LLC (the “Servicing Agent”) acts as servicing agent to the Fund. The Servicing Agent receives an annual fee from the Fund, payable monthly in arrears, in an amount equal to 0.26% of the average daily value of the Fund’s Managed Assets. The Servicing Agent contractually agreed to waive a portion of the servicing fee it is entitled to receive from the Fund at the annual rate of 0.06% of the average daily value of the Fund’s Managed Assets.
Rydex Fund Services, LLC (“RFS”), an affiliate of the Servicing Agent, provides fund administration services to the Fund. As compensation for these services RFS receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:
Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2016

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent and auction agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund. As auction agent, BNY is responsible for conducting the auction of the preferred shares.
Certain officers and/or trustees of the Fund are officers and/or directors of the Adviser and the Servicing Agent. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.
Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.
At July 31, 2016, the following reclassification was made to the capital accounts of the Fund to reflect permanent book/tax differences. Net investment income, net realized gains and net assets were not affected by these changes.
Accumulated Net	Accumulated Net	Additional
Investment Loss	Realized Loss	Paid-in Capital
$77,769	$–	$(77,769)

Information on the tax components of investments as of July 31, 2016, is as follows:

Net Tax
	Gross Tax	Gross Tax	Unrealized
Cost of Investments	Unrealized	Unrealized	Appreciation
for Tax Purposes	Appreciation	Depreciation	on Investments
$164,375,524	$16,059,892	$(319,812)	$15,740,080

As of July 31, 2016, the components of accumulated earnings/(losses) on a tax basis were as follows:

Undistributed		Accumulated		Other
Tax-Exempt	Undistributed	Capital	Unrealized	Temporary
Income	Ordinary Income	and Other Losses	Appreciation	Differences	Total
$–	$–	$(5,016,275)	$15,740,080	$(106,011)	$10,617,794

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. For taxable years beginning on or before December 22, 2010, such capital losses may be carried forward for a maximum of eight years. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of July 31, 2016, the capital loss carryforward for

30 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2016

the Fund was $4,458,745. This entire amount is due to expire on July 31, 2017 if unused. During the current year, $77,769 of capital loss carryforward was utilized against capital gains.
Pursuant to Federal income tax regulations applicable to investment companies, the Fund has elected to treat net capital losses and certain ordinary losses realized between November 1 and July 31 of each year as occurring on the first day of the following tax year. The Fund has also elected to treat certain ordinary losses realized between January 1 and July 31 of each year as occurring on the first day of the following tax year. For the year ended July 31, 2016, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until August 1, 2016:
Ordinary	Capital
$–	$(557,530)

Distributions paid to shareholders during the tax years ended July 31, 2016 and 2015 were characterized as follows:
	Tax-exempt income	Ordinary income	Return of capital	Total distributions
2016	$ 5,639,827	$ 218,725	$ 210,547	$ 6,069,099
2015	$ 5,956,165	$ 149,098	$ –	$ 6,105,263

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those years that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
Note 5 – Investment Transactions:
Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2016, aggregated $28,789,545 and $24,264,829, respectively.
Note 6 – Capital:
There are an unlimited number of $.001 par value common shares of beneficial interest authorized and 6,800,476 common shares outstanding at July 31, 2016.
In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the years ended July 31, 2016 and 2015.
On October 27, 2003, the Fund issued 1,389 shares of Auction Market Preferred Shares (“AMPS”), Series M7 and 1,389 shares of AMPS, Series W28. The preferred shares have a liquidation value of $25,000 per share plus any accumulated unpaid dividends. As of July 31, 2016, the Fund had 1,389 shares each of AMPS, Series M7 and W28, outstanding. Dividends on the preferred shares are cumulative at a rate that is set by auction procedures. Distributions of net realized capital gains, if any, are made annually.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS continued	July 31, 2016

The broad auction-rate preferred securities market, including the Fund’s AMPS, has experienced considerable disruption since mid-February 2008. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund’s AMPS. A failed auction is not a default, nor does it require the redemption of the Fund’s AMPS.
Provisions in the AMPS offering documents establish a maximum rate in the event of a failed auction. The AMPS reference rate is the higher of LIBOR or 90% of the taxable equivalent of the short-term municipal bond rate. The maximum rate, for auctions for which the Fund has not given notice that the auction will consist of net capital gains or other taxable income, is the higher of the reference rate times 125% or the reference rate plus 1.25%.
Management will continue to monitor events in the marketplace and continue to evaluate the Fund’s leverage as well as any alternative that may be available.
The range of dividend rates on the Fund’s AMPS for the year ended July 31, 2016, were as follows:
				Next
Series	Low	High	At 7/31/16	Auction Date
M7	1.399%	1.935%	1.935%	8/1/16
W28	1.399%	1.906%	1.906%	8/3/16

The Fund is subject to certain limitations and restrictions while the AMPS are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at their liquidation value plus any accrued dividends.
The Fund’s AMPS, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Fund’s AMPS.
Note 7 – Subsequent Event:
On September 27, 2016, the Board of Trustees (the “Board”) approved a transition of fund administration and shareholder servicing arrangements to The Bank of New York Mellon and certain of its affiliates. In connection with this transition, the Board voted to terminate the Fund Administration Agreement between the Fund and RFS effective October 3, 2016. In conjunction with this termination, the Board approved an interim Fund Administration Agreement between the Fund and Guggenheim Funds Investment Advisors, LLC, effective October 3, 2016, which will terminate on November 1, 2016. The Board also approved a new Fund Administration and Accounting Agreement between the Fund and The Bank of New York Mellon effective November 1, 2016. In addition, the Board voted to terminate the Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC effective November 1, 2016. In conjunction with this termination, the Board approved a new Services Agreement among the Fund, the Adviser and MBSC Services Corporation effective November 1, 2016. The Board also voted to eliminate the current advisory fee waiver effective November 1, 2016. Additionally, the Board approved an increase in the size of the Board from five trustees to seven. The two openings on the Board are expected to be filled through an election by shareholders at the Fund’s 2016 annual meeting of shareholders held in late 2016.

32 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	July 31, 2016

The Board of Trustees and Shareholders of Managed Duration Investment Grade Municipal Fund
We have audited the accompanying statement of assets and liabilities of Managed Duration Investment Grade Municipal Fund (the Fund), including the portfolio of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed Duration Investment Grade Municipal Fund at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 29, 2016

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited)	July 31, 2016

Federal Income Tax Information
Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year end (July 31, 2016) as to the federal tax status of dividends and distributions received by shareholders during such tax period. Accordingly, please note that the majority of dividends paid from net investment income from the Fund during the tax period ended July 31, 2016 was federally exempt interest dividends. The Fund has invested in municipal bonds containing market discount, whose accretion is taxable and accordingly, 3.6% of the dividends paid from net investment income during the tax period are attributable to this taxable income. Therefore, the Fund designated $5,639,827 as tax-exempt income.
Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. In January 2017, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the dividends and distributions received during calendar year 2016. The amount that will be reported will be the amount to use on your 2016 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended July 31, 2016. Shareholders are advised to consult with their tax advisers as to the federal, state and local tax status of the income received from the Funds. In January 2017, an allocation of interest by state will be provided which may be of value in reducing a shareholder’s state or local tax liability, if any.
Trustees
The Trustees of the Managed Duration Investment Grade Municipal Fund and their principal occupations during the past five years:
Number of
	Position(s)	Term of Office		Portfolios
	Held	and Length		in Fund Complex
Name, Address*,	with	of Time	Principal Occupation(s)	Overseen	Other Directorships
and Year of Birth	Trust	Served**	during Past Five Years	by Trustee***	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2006	Current: Private Investor (2001-present).	101	Current: Trustee, Purpose
(1951)					Investments Funds (2014-
			Former: Senior Vice President and Treasurer,		present).
PepsiCo, Inc. (1993-1997); President, Pizza
Hut International (1991-1993); Senior Vice
President, Strategic Planning and New
Business Development, PepsiCo, Inc. (1987-
1990).
Ronald A. Nyberg	Trustee and	Since 2003	Current: Partner, Momkus McCluskey Roberts,	103	Current: Edward-Elmhurst
	Chairman of		LLC (2016-present).		Healthcare System
	the Nominating				(2012-present).
	and Governance		Former: Partner, Nyberg & Cassioppi, LLC
	Committee		(2000-2016); Executive Vice President, General
Counsel, and Corporate Secretary, Van
Kampen Investments (1982-1999).

34 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2016

Number of
	Position(s)	Term of Office		Portfolios
	Held	and Length		in Fund Complex
Name, Address*,	with	of Time	Principal Occupation(s)	Overseen	Other Directorships
and Year of Birth	Trust	Served**	during Past Five Years	by Trustee***	Held by Trustees
Independent Trustees continued:
Ronald E.	Trustee and	Since 2003	Current: Portfolio Consultant (2010-present).	100	Former: Bennett Group
Toupin, Jr.	Chairman of				of Funds (2011-2013).
(1958)	the Board		Former: Vice President, Manager and Portfolio
Manager, Nuveen Asset Management (1998-
1999); Vice President, Nuveen Investment
Advisory Corp. (1992-1999); Vice President
and Manager, Nuveen Unit Investment Trusts
(1991-1999); and Assistant Vice President and
Portfolio Manager,Nuveen Unit Investment
Trusts (1988-1999), each of John Nuveen &
Co., Inc. (1982-1999).
Interested Trustees:
Donald C.	Trustee	Since 2012	Current: President and CEO, certain other	232	Current: Clear Spring Life
Cacciapaglia†			funds in the Fund Complex (2012-present);		Insurance Company
(1951)			Vice Chairman, Guggenheim Investments		(2015-present);
			(2010-present).		Guggenheim Partners
Japan, Ltd. (2014-
			Former: Chairman and CEO, Channel Capital		present); Delaware Life
			Group, Inc. (2002-2010).		(2013-present);
Guggenheim Life and
Annuity Company (2011-
present); Paragon Life
Insurance Company of
Indiana (2011-present).
Clifford D.	Trustee,	Since 2003	Current: CEO Insight Investment of North	1	None
Corso††	Chief		America, Executive Vice President & Chief
200 Park Avenue	Executive		Investment Officer (2008-present), Vice
New York, NY 10166	Officer and		President (2004-2008), MBIA Inc. Chief
(1961)	President		Executive Officer & Chief Investment Officer
(2010-present), President (2004-2010),
Managing Director (2000-2004), Cutwater
Holdings, LLC. Chief Executive Officer & Chief
Investment Officer (2010-present), President
and Investment Officer (2000-2010), Cutwater
Asset Management Corp.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2016

*	The business address of each Trustee unless otherwise noted is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
-Messrs. Barnes and Corso are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2016.

-Mr. Nyberg, as a holdover Class I Trustee, and Mr. Toupin, as a holdover Class II Trustee, are expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2017 and 2018, respectively.

-Mr. Donald Cacciapaglia is a Class II Trustee. A Class II Trustee is expected to stand for re-election at the Fund’s annual meeting of shareholders to be held in 2018.
***
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Guggenheim Funds Distributors, LLC, the Fund’s Servicing Agent and certain of its affiliates.

††
Mr. Clifford D. Corso is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as an officer of Cutwater Investor Services Corp., the Fund’s Investment Adviser.

Officers
The Officers, of the Managed Duration Investment Grade Municipal Fund, who are not trustees, and their principal occupations during the past five years:
Position(s)
	held	Term of Office**
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served	Principal Occupations During Past Five Years
Officers:
James M. Howley	Assistant	Since 2006	Current: Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the
(1972)	Treasurer		Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Amy J. Lee	Chief Legal	Since 2013	Current: Chief Legal Officer, certain other funds in the Fund Complex (2013-present); Senior
(1961)	Officer		Managing Director, Guggenheim Investments (2012-present).

Former: Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life
Insurance Company and Security Benefit Corporation (2004-2012).

36 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2016

Position(s)
	held	Term of Office**
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served	Principal Occupations During Past Five Years
Officers continued:
Mark E. Mathiasen	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director,
(1978)			Guggenheim Investments (2007-present).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Vice President,
(1984)	Secretary		Guggenheim Investments (2012-present).

Former: J.D., University of Kansas School of Law (2009-2012).
Adam Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other
(1979)	Treasurer		funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-
2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager,
State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Vice President, Guggenheim Investments (2012-present); Assistant Treasurer, certain other
(1974)	Treasurer		funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of
Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management
(2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley
Investment Management (2005-2009).
Robin J. Shulman	Chief	Since 2015	Current: Managing Director and Chief Compliance Officer, Cutwater Asset Management / Chief
(1964)	Compliance		Compliance Officer, Insight Investment – North America (2015-present); Chief Compliance Officer,
	Officer		Cutwater Select Income Fund (2015-present).

Former: Chief Compliance Officer, Horizon Kinetics (2010-2015); Compliance Officer, Seix Investment
Advisors LLC (2004-2010); Director, Business Risk Management and Compliance Groups of Deutsch
Asset Management, Americas (1998-2004); Compliance Manager, Ernst & Young, LLP (1997-1998);
Compliance Manager, Prudential Financial (1986-1997).

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 37

SUPPLEMENTAL INFORMATION (Unaudited) continued	July 31, 2016

Position(s)
	held	Term of Office**
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served	Principal Occupations During Past Five Years
Officers continued:
John L. Sullivan	Chief	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-
(1955)	Financial		present); Senior Managing Director, Guggenheim Investments (2010-present).
Officer,
	Chief		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex
	Accounting		(2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley
	Officer and		Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).
Treasurer

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

38 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	July 31, 2016

Pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a shareholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by Computershare Trust Company N.A. (“the Plan Administrator”), as agent for shareholders in administering the Plan (the “Plan Agent”), in additional common shares of the Fund. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they are eligible to participate in the Plan. Shareholders who are ineligible or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend paying agent. Such shareholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Administrator, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.
Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the payment date, provided that, if the net asset value per share is less than or equal to 95% of the market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date. If on the dividend payment date the net asset value per share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.
If, before the Plan Agent has completed its open-market purchases, the market price of the common shares exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date; provided that, if the net asset value per share is less than 95% of the

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 39

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	July 31, 2016

market price per share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per share on the payment date.
The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.
There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. All questions and correspondence concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; Attention Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

40 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – MANAGED
DURATION INVESTMENT GRADE MUNICIPAL FUND (MZF)	July 31, 2016

On May 16, 2016, the Board of Trustees, including the Independent Trustees (those trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”)), of Managed Duration Investment Grade Municipal Fund (the “Fund”) met to consider the approval of the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Fund and Cutwater Investor Services Corp. (the “Adviser”). As part of their review process, the Independent Trustees were represented by independent legal counsel. The Board of Trustees reviewed materials received from the Adviser, as well as Guggenheim Funds Distributors, LLC (“Guggenheim Distributors”), the servicing agent of the Fund, Rydex Fund Services, LLC (“Rydex” and, together with Guggenheim Distributors, “Guggenheim”), the administrator of the Fund, the Fund and independent legal counsel with respect to contract renewal.
In preparation for their review, the Independent Trustees communicated with independent legal counsel regarding the nature of information to be provided, and independent legal counsel, on behalf of the Independent Trustees, sent a formal request for information to the Adviser and Guggenheim. The Adviser and Guggenheim provided extensive information in response to the request. At a meeting of the Nominating and Governance Committee held on April 28, 2016, the Independent Trustees met to discuss the information provided by the Adviser and Guggenheim, as well as their responsibilities in connection with their consideration of the Fund’s advisory and administrative arrangements. On the basis of the April 28th meeting and in consultation with independent legal counsel, the Independent Trustees sent a formal request for additional information to the Adviser and Guggenheim. The Adviser and Guggenheim supplemented their initial responses with additional information to the satisfaction of the Independent Trustees before or at the May 16th meeting.
Among other information, the Adviser provided general information to assist the Independent Trustees in assessing the nature and quality of services provided by the Adviser; information comparing the investment performance of the Fund to a peer group of closed-end funds selected by the Adviser and Guggenheim with similar characteristics to the Fund including, but not limited to, investment objectives and strategies, effective duration targets, assets under management, the use of leverage and the lack of a termination date (the “Performance Peer Group”); information comparing the advisory fees and expense ratios of a group of funds selected by the Adviser and Guggenheim with investment objectives and strategies, assets under management, the use of leverage and the lack of a termination date similar to the Fund (the “Expense Peer Group”); information comparing the investment performance and advisory fees of the Fund to other institutional clients of the Adviser with similar investment objectives to the Fund; fall-out benefits to the Adviser from advising the Fund; and information about the Adviser’s profitability and the effectiveness of the compliance program adopted by the Adviser.
Based upon its review, the Board of Trustees unanimously concluded that it was in the best interest of the Fund and its shareholders to approve the Advisory Agreement. In deciding to recommend the approval of the Advisory Agreement, the Board of Trustees did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board of Trustees.
With respect to the nature, extent and quality of the services provided by the Adviser, the Board of Trustees considered the Adviser’s response to various inquiries, including regulatory and legal issues, the Adviser’s Form ADV, financial information regarding the Adviser and the financial support

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 41

APPROVAL OF ADVISORY AGREEMENTS – MANAGED
DURATION INVESTMENT GRADE MUNICIPAL FUND (MZF) continued	July 31, 2016

provided to the Fund in the form of a fee waiver. The Board of Trustees also considered the key personnel available to manage the portfolio. The Board of Trustees considered the Adviser’s ability to achieve the Fund’s investment objective of providing common shareholders with high current income exempt from regular federal income tax while seeking to protect the value of the Fund’s assets during periods of interest rate volatility, and noted the Fund’s current monthly distribution of $0.0616 per share represented an annualized distribution rate of 5.30% based on the Fund’s market price as of March 31, 2016 (or a 9.36% taxable equivalent yield for taxpayers in the 39.6% tax bracket and also taking into account the additional 3.8% Medicare tax), which is below the Performance Peer Group’s distribution rate average of 5.39%.
In considering investment performance, the Board of Trustees reviewed the Fund’s performance relative to the Barclays Municipal Bond Index and the Barclays High Yield Municipal Index (“Barclays Indices”) and the Performance Peer Group. The Board of Trustees reviewed the Fund’s total return on a net asset value basis for the six months ended January 31, 2016, one-year, three-year, five-year and since inception periods ended July 31, 2015. It was noted that the Fund outperformed the Barclays Indices for one-year, three-year, five-year and since inception periods ended July 31, 2015. However, the Board of Trustees discussed the Fund’s relatively poor performance against the Performance Peer Group for the six months ended January 31, 2016 and the one-year, three-year, five-year and since inception periods ended July 31, 2015, ranking ninth of nine, eighth of nine, sixth of nine, eighth of nine and sixth of nine, respectively. The Board discussed the Fund’s performance in light of the Adviser’s continued initiative to lower the Fund’s interest rate risk by shortening the duration of the Fund’s investments in accordance with the Fund’s stated strategy and name. In addition, the Board of Trustees noted that during the period of September 1, 2015 through March 31, 2016, the Fund’s discount had narrowed from a high of -11.57% during the period to -7.87% at March 31, 2016. However, the Board also noted that the Fund’s discount remained wider than the Performance Peer Group’s discount of -2.82% at March 31, 2016.
The Board of Trustees then considered the Fund’s fees and expenses. In reviewing the Fund’s advisory fees, the Trustees factored in the administration fee paid to Rydex and the servicing fee paid to Guggenheim Distributors, since those functions are typically included in the management fees of the Expense Peer Group. The Board of Trustees also compared the Fund’s administration fees and servicing fees paid to the Rydex and Guggenheim Distributors, respectively, to similar fees received by Guggenheim from certain of their other institutional clients. In addition, the Board of Trustees compared the administration fee paid to Guggenheim Advisors to the fees that would be charged for similar services provided by an alternate service provider. The Board of Trustees also reviewed materials provided regarding fees charged to other accounts managed by the Adviser. However, the Adviser confirmed to the Board of Trustees that they did not believe that the fees charged to such accounts could be appropriately compared to those charged to the Fund because the management of such accounts differs significantly from the management of the Fund with respect to factors including size, investment guidelines and restrictions, scope and complexity of permitted investments and required levels of service. Furthermore, the Trustees noted that the Adviser and Guggenheim Distributors had proposed to waive portion of the contractual fee payable to each of the Adviser and Guggenheim Distributors, respectively, until June 30, 2017. In addition, the Trustees noted that the combined advisory, administration and servicing fees (net of waivers) were only slightly above the range of the average of the Expense Peer Group. Furthermore, the Board of Trustees noted that the current advisory fee, after giving effect to the fee waivers, ranked the third

42 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS – MANAGED
DURATION INVESTMENT GRADE MUNICIPAL FUND (MZF) continued	July 31, 2016

lowest of the Expense Peer Group at 0.30% and the current combined advisory and servicing/administration fee, after giving effect to the fee waivers, also ranked the third lowest of the Expense Peer Group at 0.53%; however, the Board of Trustees also discussed the Fund’s expense ratio of 1.60%, which was higher than the Expense Peer Group average of 1.32%.
With respect to the profits realized by the Adviser from its relationship with the Fund, the Board of Trustees reviewed information regarding the revenues the Adviser received under the Advisory Agreement as well as the direct and estimated indirect costs the Adviser incurred in providing the services to the Fund. The Trustees noted that the Adviser was earning a reasonable profit from its relationship with the Fund.
With respect to potential economies of scale, the Trustees noted that, as a closed-end fund, the Fund was not expected to materially increase in size. Therefore the Board of Trustees did not consider economies of scale as a principal factor in assessing the fee rates payable under the Advisory Agreement.
Overall Conclusions
Based upon all of the information considered and the conclusions reached, the Board of Trustees determined that the terms of the Advisory Agreement continue to be fair and reasonable and that the approval of the Advisory Agreement through June 30, 2017 was in the best interests of the Fund and its shareholders.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 43

FUND INFORMATION	July 31, 2016

Board of Trustees	Investment Adviser
Randall C. Barnes	Cutwater Investor Services Corp.
New York, NY
Donald C. Cacciapaglia*
Servicing Agent
Clifford D. Corso**	Guggenheim Funds Distributors, LLC
Chicago, IL
Ronald A. Nyberg
Administrator
Ronald E. Toupin, Jr.,	Rydex Fund Services, LLC
Chairperson	Rockville, MD

* Trustee is an “interested person” (as defined	Accounting Agent, Custodian and
in section 2 (a) (19) of the 1040 Act)	Auction Agent
(“Interested Trustee”) of the Fund because of	The Bank of New York Mellon
his position as an officer of the Fund’s	New York, NY
Servicing Agent and certain of its affiliates.
Legal Counsel
** Trustee is an “interested person” of the	Simpson Thacher & Bartlett LLP
Fund as defined in the Investment Company	New York, NY
Act of 1940, as amended, as a result of his
position as an officer of the Fund’s	Independent Registered Public
Investment Adviser.	Accounting Firm
Ernst & Young LLP
Principal Executive Officers	Chicago, IL
Clifford D. Corso
President and Chief Executive Officer

Amy J. Lee
Chief Legal Officer

Mark E. Mathiasen
Secretary

Robin J. Shulman
Chief Compliance Officer

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer and Treasurer

44 l MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT

FUND INFORMATION continued	July 31, 2016

Privacy Principles of Managed Duration Investment Grade Municipal Fund for Shareholders
The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.
We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us and our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financial and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.
To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our website – www.Cutwater.com.
Questions concerning your shares of Managed Duration Investment Grade Municipal Fund:
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Managed Duration Investment Grade Municipal Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. A description of the Adviser’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 819-5301.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 819-5301 or by accessing the Fund’s Form N-PX on the US Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/mzf. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common and preferred stock in the open market or in private transactions.

MZF l MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND ANNUAL REPORT l 45

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ABOUT THE FUND MANAGER

Cutwater Investor Services Corp.
Cutwater Investor Services Corp. (“Cutwater”), the Fund’s Investment Adviser, is based in New York, NY and was created in 1991 to provide fixed-income investment products and services to institutional and retail clients. The firm specializes in the management of fixed-income securities and provides expertise in investment-grade municipal bond investing. Cutwater is an indirect wholly-owned subsidiary of BNY Mellon. Additional information can be found at insightinvestments.com.
Investment Philosophy
Cutwater’s philosophy is anchored in the conviction that a high quality municipal portfolio diversified among maturities will provide favorable risk-adjusted performance over time and through a variety of market cycles. Cutwater believes that security selection is enhanced by its large and dedicated staff of credit analysts. Each analyst has a thorough understanding of the broad market, but focuses research on a particular segment of the larger market.
Investment Process
Investment strategy, including credit quality, yield curve positioning and duration targets, is set for portfolios at regular strategy meetings with the firm’s chief investment officer, portfolio managers and sector specialists. Credit quality decisions are based on credit bands established for each of the portfolios and the current relative value of securities within each of the credit bands. Duration target decisions are based on duration bands which direct the overall risk profile of portfolios relative to their benchmarks and the consensus outlook on the term structure of interest rates. Duration management is extended to each of the individual market sectors. Using the guidelines established in the strategy meetings, the municipal portfolio managers work closely with research analysts. Cutwater’s rigorous bottom-up process is rooted in fundamental credit analysis and Cutwater’s proprietary research.

Cutwater Investor Services Corp.	Guggenheim Funds Distributors, LLC
200 Park Avenue	227 West Monroe Street
New York, NY 10166	Chicago, IL 60606
(09/16)	Member FINRA/SIPC
(09/16)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-MZF-AR-0716

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)        (1) The registrant's Code of Ethics is attached hereto as Exhibit (a)(1).

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.
The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,250 and $26,460 for the fiscal years ending July 31, 2016 and July 31, 2015, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item, include agreed upon procedures reports performed for rating agencies, were $4,540 and $4,410 for the fiscal years ending July 31, 2016 and July 31, 2015, respectively.

Ernst & Young LLP did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $8,195 and $7,957 for the fiscal years ending July 31, 2016 and July 31, 2015, respectively.

Ernst & Young LLP did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs 4(a) and 4(c) were $0 and $0 for the fiscal years ending July 31, 2016 and July 31, 2015, respectively.

Ernst & Young LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis
o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes
•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning

o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3.  Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $12,735 and $12,367 for the fiscal year ended July 31, 2016, and July 31, 2015, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrant.

a)
The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of Ronald A. Nyberg, Ronald E. Toupin, Jr., and Randall C. Barnes.

b)	Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, Cutwater Investor Services Corp. (the "Adviser")1. The Proxy Voting Policies and Procedures of the Adviser (the "Proxy Voting Policies") are included as Exhibit (c) hereto.

1 Cutwater is one of four SEC-registered investment advisers using the brand Insight Investment (Cutwater Asset Management Corp. (CAMC), Cutwater Investor Services Corp. (CISC), Pareto New York LLC (PNY) and Pareto Investment Management Limited (PIML)) and it is associated with a broader group of global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as “Insight”, “Insight Group” or “Insight Investment”.  CISC and CAMC may also be referred to, collectively, as Cutwater Asset Management.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) A team of investment professionals at Insight North America shares primary responsibility for the day-to-day portfolio management of the Fund.  The following provides information regarding the members of the team.
Name	Since	Professional Experience

E. Gerard Berrigan	2003 (Inception)	Head of US Fixed Income, Insight North America, including predecessor firms (1994-present).
James B. DiChiaro	2007	Senior Portfolio Manager, Insight North America, including predecessor firms (1999-present).
Jason Celente	2015	Senior Portfolio Manager, Insight North America, including predecessor firms (1997-present).
 (a) (2) (i-iii) Other accounts managed.    Insight North America currently manages two performance-based fee accounts, with assets totaling $48 million.  The following summarizes information regarding the other accounts managed by the Fund’s portfolio managers as of July 31, 2016:
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets

E. Gerard Berrigan	3	$296 million			29	$2.981 billion
James B. DiChiaro	-	-	-	-	4	$1.519 billion
Jason Celente	3	296 million			68	$3.7 billion

(a) (2) (iv)    Conflicts of Interest.
Material conflicts of interest identified by the Adviser may arise in connection with a portfolio manager’s management of the Fund in addition to other fund and/or accounts managed. These potential conflicts of interest include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager. For example, conflicts may arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure.  Additionally, a portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement than the Fund or that may have a performance fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts and for other reasons that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and aggregates and then allocates securities to client accounts in a fair and timely manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

 (a) (3) Compensation.
Portfolio managers are compensated with a base salary and bonus. Portfolio managers’ compensation is not based on the performance of individual accounts.  The base salary is a fixed amount. The components of compensation are base salary and variable pay which is made up of two elements: discretionary annual cash amount and, for key staff, a deferral into the firm’s Long Term Incentive Plan. Cash and deferred pay play a significant role in total compensation. The overall value of these payments is based on company performance while individual payments are made with the dual aims of ensuring that key individuals are incentivized and rewarded for their contribution and that their total compensation is competitive. The Adviser has a 401(k) plan with matching funds for employee contributions up to 5% in addition to offering a competitive benefits package broadly aligned with its parent company, BNY Mellon.
 (a) (4) Securities ownership.    The following table discloses the dollar range of equity securities of the Fund beneficially owned by each of the Fund’s portfolio managers as of July 31, 2016:
Name of Portfolio Manager	Dollar Range of Equity Securities in Fund

E. Gerard Berrigan	None
James B. DiChiaro	None
Jason Celente	None

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Insight North America Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Managed Duration Investment Grade Municipal Fund

By:       /s/ Clifford D. Corso

Name:  Clifford D. Corso

Title:    President and Chief Executive Officer

Date:   October 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Clifford D. Corso

Name:  Clifford D. Corso

Title:    President and Chief Executive Officer

Date:   October 6, 2016

By:       /s/ John L. Sullivan

Name:  John L. Sullivan

Title:    Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:   October 6, 2016